UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-23101

American Funds Strategic Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: March 31, 2016

Steven I. Koszalka

American Funds Strategic Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Schedule of Investments

American Funds Strategic Bond FundSM
Investment portfolio
March 31, 2016
unaudited
Bonds, notes & other debt instruments 100.78% U.S. Treasury bonds & notes 68.43% U.S. Treasury 57.26%	Principal amount (000)	Value (000)
U.S. Treasury 1.125% 2021	$16,000	$15,943
U.S. Treasury 1.25% 2021	6,000	6,011
U.S. Treasury 1.50% 2023[1]	7,000	6,985
		28,939
U.S. Treasury inflation-protected securities 11.17%
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]	997	1,043
U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	4,399	4,599
		5,642
Total U.S. Treasury bonds & notes		34,581
Corporate bonds & notes 21.95% Health care 5.32%
Actavis Funding SCS 4.75% 2045	360	383
Centene Corp. 5.625% 2021[3]	165	172
Centene Corp. 6.125% 2024[3]	165	174
Concordia Healthcare Corp. 9.50% 2022[3]	175	170
HCA Inc. 5.25% 2026	175	180
inVentiv Health Inc. 10.00% 2018	175	169
Johnson & Johnson 2.45% 2026	755	760
Kinetic Concepts, Inc. 12.50% 2019	200	174
UnitedHealth Group Inc. 3.10% 2026	495	507
		2,689
Energy 4.63%
Anadarko Petroleum Corp. 5.55% 2026	245	248
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[3]	210	176
ConocoPhillips 4.95% 2026	125	131
Enbridge Energy Partners, LP 7.375% 2045	255	259
Exxon Mobil Corp. 4.114% 2046	120	128
Kinder Morgan, Inc. 5.55% 2045	295	263
Petróleos Mexicanos 6.875% 2026[3]	250	271
Schlumberger BV 4.00% 2025[3]	500	517
YPF Sociedad Anónima 8.50% 2021[3]	345	346
		2,339
Consumer discretionary 4.37%
Boyd Gaming Corp. 6.875% 2023	165	177
Boyd Gaming Corp. 6.375% 2026[3]	75	78
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025[3]	120	127
General Motors Co. 6.75% 2046	110	126
Newell Rubbermaid Inc. 2.60% 2019	485	493
Newell Rubbermaid Inc. 3.15% 2021	215	221
Newell Rubbermaid Inc. 3.85% 2023	130	135
Newell Rubbermaid Inc. 4.20% 2026	320	335
American Funds Strategic Bond Fund — Page 1 of 7

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Newell Rubbermaid Inc. 5.375% 2036	$35	$37
Newell Rubbermaid Inc. 5.50% 2046	440	478
		2,207
Financials 3.31%
ACE INA Holdings Inc. 3.35% 2026	365	381
Bank of America Corp. 4.45% 2026	245	253
Berkshire Hathaway Inc. 3.125% 2026	370	381
Citigroup Inc. 3.70% 2026	125	129
Goldman Sachs Group, Inc. 3.75% 2026	250	256
JPMorgan Chase & Co. 3.30% 2026	270	273
		1,673
Consumer staples 2.00%
Anheuser-Busch InBev NV 3.65% 2026	480	506
Philip Morris International Inc. 2.75% 2026	250	255
Reynolds American Inc. 5.85% 2045	205	250
		1,011
Telecommunication services 1.29%
CenturyLink, Inc. 7.50% 2024	100	100
Frontier Communications Corp. 10.50% 2022[3]	175	180
Intelsat Jackson Holding Co. 8.00% 2024[3]	360	372
		652
Information technology 0.83%
Western Digital Corp. 7.375% 2023[3]	150	153
Western Digital Corp. 10.50% 2024[3]	265	266
		419
Materials 0.20%
Aleris International, Inc. 9.50% 2021[3]	100	102
Total corporate bonds & notes		11,092
Bonds & notes of governments & government agencies outside the U.S. 10.40%
Colombia (Republic of), Series B, 7.50% 2026	COP1,865,000	596
Japanese Government, Series 20, 0.10% 2025[2]	¥497,500	4,660
		5,256
Total bonds, notes & other debt instruments (cost: $50,497,000)		50,929
Short-term securities 1.68%
GE Capital Treasury Services (U.S.) LLC 0.30% due 4/1/2016	$850	850
Total short-term securities (cost: $850,000)		850
Total investment securities 102.46% (cost: $51,347,000)		51,779
Other assets less liabilities (2.46)%		(1,241)
Net assets 100.00%		$50,538
American Funds Strategic Bond Fund — Page 2 of 7

unaudited
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $8,211,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 3/31/2016 (000)
			Receive (000)	Deliver (000)
Purchases:
Mexican pesos	4/29/2016	Citibank	MXN26,339	$1,500	$ 20
Sales:
Chilean pesos	4/29/2016	Citibank	$988	CLP675,000	$(17)
Euros	4/28/2016	Bank of America, N.A.	$500	€445	(7)
Japanese yen	4/25/2016	Bank of America, N.A.	$4,710	¥525,000	41
South Korean won	4/29/2016	Citibank	$514	KRW600,000	(10)
					$7
Forward currency contracts — net					$27
Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $118,443,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 3/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	1.3075%	3/23/2021	$15,500	$102
Receive	LCH	3-month USD-LIBOR	1.34	3/29/2021	3,400	27
Pay	LCH	3-month USD-LIBOR	1.221	4/4/2021	3,400	—
Receive	LCH	3-month USD-LIBOR	2.045	3/24/2023	53,800	82
Receive	LCH	3-month USD-LIBOR	1.4465	4/1/2023	3,000	10
Pay	LCH	3-month USD-LIBOR	1.7045	3/22/2026	3,000	(18)
Pay	LCH	3-month USD-LIBOR	1.7455	3/23/2026	15,900	(156)
Pay	LCH	6-month JPY-LIBOR	0.1277	3/24/2026	¥500,000	8
Pay	LCH	3-month USD-LIBOR	2.35	3/24/2031	$11,700	(40)
Pay	LCH	3-month USD-LIBOR	2.166	3/22/2046	1,100	(6)
Receive	LCH	3-month USD-LIBOR	2.204	3/23/2046	3,200	48
						$57
American Funds Strategic Bond Fund — Page 3 of 7

unaudited
Credit default swaps

The fund has entered into a credit default swap as shown in the following table. The average month-end notional amount of credit default swaps while held was $1,575,000.
Centrally cleared credit default swaps on credit indices — buy protection
Referenced index	Clearinghouse	Pay fixed rate	Expiration date	Notional (000)	Value (000)	Upfront premiums paid (000)	Unrealized depreciation at 3/31/2016 (000)
CDX North American High Yield Index Series 25	ICE	5.00%	12/20/2020	$1,575	$(46)	$(44)	$(2)
Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $27,584,000.
Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 3/31/2016 (000)
20 Year U.S. Treasury Note Futures	CME	Short	23	June 2016	$3,784	$1
Ultra U.S. Treasury Bond Futures	CME	Short	19	June 2016	3,256	(22)
10 Year U.S. Treasury Note Futures	CME	Long	13	June 2016	1,682	13
5 Year U.S. Treasury Note Futures	CME	Long	93	July 2016	11,225	44
2 Year U.S. Treasury Note Futures	CME	Long	35	July 2016	7,637	19
						$55

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $653,000, which represented 1.29% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,104,000, which represented 6.14% of the net assets of the fund.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
American Funds Strategic Bond Fund — Page 4 of 7

unaudited
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
American Funds Strategic Bond Fund — Page 5 of 7

unaudited
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of March 31, 2016 (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$34,581	$—	$34,581
Corporate bonds & notes	—	11,092	—	11,092
Bonds & notes of governments & government agencies outside the U.S.	—	5,256	—	5,256
Short-term securities	—	850	—	850
Total	$—	$51,779	$—	$51,779

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$61	$—	$61
Unrealized appreciation on interest rate swaps	—	277	—	277
Unrealized appreciation on futures contracts	77	—	—	77
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(34)	—	(34)
Unrealized depreciation on interest rate swaps	—	(220)	—	(220)
Unrealized depreciation on credit default swaps	—	(2)	—	(2)
Unrealized depreciation on futures contracts	(22)	—	—	(22)
Total	$55	$82	$—	$137
*	Forward currency contracts, interest rate swaps, credit default swaps and futures are not included in the investment portfolio.
Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$457
Gross unrealized depreciation on investment securities	(31)
Net unrealized appreciation on investment securities	426
Cost of investment securities	51,353

American Funds Strategic Bond Fund — Page 6 of 7

unaudited
Key to abbreviations and symbols
CLP = Chilean pesos
CME = CME Group Inc.
COP = Colombian pesos
€ = Euros
ICE = International Exchange, Inc.
¥ = Japanese yen
LCH = LCH.Clearnet
KRW = South Korean won
MXN = Mexican pesos
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-112-0516O-S55925	American Funds Strategic Bond Fund — Page 7 of 7

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS STRATEGIC BOND FUND

By /s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: May 27, 2016

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: May 27, 2016